                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                    CARACO PHARMACEUTICAL LABORATORIES, LTD
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

         N/A
--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         N/A
--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         N/A
--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         N/A
--------------------------------------------------------------------------------

     (5) Total fee paid:

         N/A
--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

         N/A
--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

         N/A
--------------------------------------------------------------------------------

     (3) Filing Party:

         N/A
--------------------------------------------------------------------------------

     (4) Date Filed:

         N/A
--------------------------------------------------------------------------------

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.


                                    NOTICE OF

                         ANNUAL MEETING OF SHAREHOLDERS

                                       AND

                                 PROXY STATEMENT

                                      2002

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.
                             1150 ELIJAH MCCOY DRIVE
                             DETROIT, MICHIGAN 48202

                                                                  APRIL 30, 2002


Dear Shareholder,

         We invite you to attend our 2002 Annual Meeting of Shareholders at 10:00 a.m., Eastern Daylight Saving Time, on June 3, 2002 at The Hotel St. Regis, 3071 W. Grand Blvd., Detroit, Michigan.

         The annual report, which is enclosed, summarizes Caraco's major developments during 2001 and includes the 2001 financials.

         Whether or not you plan to attend the Meeting, please complete and mail the enclosed proxy card promptly so that your shares will be voted as you desire. IF YOU WISH TO VOTE IN THE MANNER THE BOARD OF DIRECTORS RECOMMENDS, IT IS NOT NECESSARY TO SPECIFY YOUR CHOICES ON THE PROXY CARD. SIMPLY SIGN, DATE AND RETURN THE PROXY CARD.


                                                     Sincerely,


                                                     /s/ NARENDRA N. BORKAR
                                                     ---------------------
                                                     Narendra N. Borkar
                                                     Chief Executive Officer

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 3, 2002


Date:    June 3, 2002
Time:    10:00 a.m., Eastern Daylight Saving Time
Place:   The Hotel St. Regis
         Detroit, Michigan 48202

We invite you to attend the Caraco Pharmaceutical Laboratories, Ltd. Annual Meeting of Shareholders to:

1. Elect two directors for three-year terms expiring in 2005 and upon the election and qualification of their successors.

2. Transact any other business that is properly submitted before the Annual Meeting or any adjournments of the Meeting.

The record date for the Meeting is April 24, 2002 (the "Record Date"). Only shareholders of record at the close of business on that date can vote at the Annual Meeting. Caraco is mailing this Notice of Annual Meeting to those shareholders.

A proxy statement, proxy card and an annual report are enclosed with this Notice. Whether or not you plan to attend the Meeting and whether you own a few or many shares of stock, the Board of Directors urges you to vote promptly. You may vote by signing, dating and returning the enclosed proxy card.

A list of shareholders who can vote at the Annual Meeting will be available for inspection by shareholders at the Meeting and for ten days prior to the Meeting during regular business hours at the offices of Caraco, 1150 Elijah McCoy Drive, Detroit, MI 48202.


                                      Caraco Pharmaceuticals Laboratories, Ltd.



                                      /s/ NARENDRA N. BORKAR
                                      ------------------------
                                      Narendra N. Borkar
                                      Chief Executive Officer

                                                                  April 30, 2002

                                TABLE OF CONTENTS


QUESTIONS AND ANSWERS.........................................................1

PROPOSAL ON WHICH YOU ARE VOTING:.............................................4

NOMINEES FOR DIRECTORS' TERMS EXPIRING 2002...................................4

INCUMBENT DIRECTORS' TERMS EXPIRING 2003......................................5

INCUMBENT DIRECTORS' TERMS EXPIRING 2004......................................6

COMMITTEES AND MEETINGS OF DIRECTORS..........................................7

REPORT OF THE AUDIT COMMITTEE.................................................8

COMPENSATION OF DIRECTORS.....................................................8

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS...............................9

SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS................................9

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE......................11

TRANSACTIONS OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN
  BENEFICIAL HOLDERS OF CARACO...............................................12

EXECUTIVE OFFICERS...........................................................13

COMPENSATION OF EXECUTIVE OFFICERS...........................................13

RELATIONSHIP WITH INDEPENDENT AUDITORS.......................................15

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.
                             1150 ELIJAH MCCOY DRIVE
                             DETROIT, MICHIGAN 48202

                              2002 PROXY STATEMENT

                              QUESTIONS AND ANSWERS

1.   Q:  What is a proxy?

     A: A proxy is a document, also referred to as a proxy card (which is enclosed), by which you authorize someone else to vote for you in the way that you want to vote. Caraco's Board of Directors is soliciting this proxy. You may also abstain from voting.

2.   Q:  What is a proxy statement?

     A: A proxy statement is the document the United States Securities and Exchange Commission (the "SEC") requires to explain the matters on which you are asked to vote on the proxy card. Caraco's proxy statement, together with its enclosed proxy card, was first mailed to shareholders on or about April 30, 2002.

3.   Q:  Who can vote?

     A: Only holders of Caraco's common stock at the close of business on April 24, 2002, the Record Date, can vote at the Annual Meeting. Each shareholder of record has one vote for each share of common stock on each matter presented for a vote at the Meeting.

4.   Q:  What will I vote on at the Meeting?

     A:  At the Annual Meeting, shareholders will vote to:

         1. elect two directors for three-year terms expiring in 2005 and upon the election and qualification of their successors;

         2. transact any other business that is properly submitted before the Annual Meeting or any adjournments of the Meeting.

5.   Q:  How does the Board of Directors recommend I vote on the proposal?

     A: The Board of Directors recommends a vote "FOR" all of the nominees listed in Proposal 1.

6.   Q:  How can I vote?

     A: You can vote in person or by proxy. To vote by proxy, sign, date and return the enclosed proxy card. If you return your signed proxy card to American Stock Transfer before the

         Annual Meeting, the persons named as proxies on the card will vote your shares as you directed. You may revoke a proxy at any time before the proxy is exercised by:

         1. giving written notice of revocation to the Chief Executive Officer of Caraco at 1150 Elijah McCoy Drive, Detroit, MI 48202;

         2.   submitting another proxy that is properly signed and later dated;

         3. voting in person at the Meeting (but only if the shares are registered in Caraco's records in the name of the shareholder and not in the name of a broker, dealer, bank or other third party);

7.   Q:  Is my vote confidential?

     A: Yes, your vote is confidential. Only the inspector of election and certain employees associated with processing proxy cards and counting the vote have access to your vote.

8.   Q:  What is a quorum?

     A: There were 21,438,818 shares of Caraco's common stock outstanding on the Record Date. A majority of the outstanding shares, or 10,719,410 shares, present or represented by proxy, constitutes a quorum. For purposes of a quorum, abstentions and broker non-votes are included. A broker non-vote is a proxy a broker submits that does not indicate a vote for some or all the proposals because the broker does not have discretionary voting authority and the broker did not receive instructions as to how to vote on those proposals. A quorum must exist to conduct business at the Annual Meeting.

9.   Q:  How does voting work?

     A: If a quorum exists, each director must receive the favorable vote of a majority of the shares voted, excluding broker non-votes.

         Caraco will vote properly executed proxies it receives prior to the Meeting in the way you direct. IF YOU SIGN THE PROXY CARD BUT DO NOT SPECIFY INSTRUCTIONS, THE SHARES REPRESENTED BY PROXIES WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTORS. No other matters are currently scheduled to be presented at the Meeting. If any matter or matters are properly brought before the Meeting or any adjournment thereof, it is the intention of the persons named in the accompanying proxy card to vote the shares represented by the proxy card as they determine.

10.  Q:  Who pays for the costs of the Meeting?

     A: Caraco pays the cost of preparing and printing the proxy statement and soliciting proxies. Caraco will solicit proxies primarily by mail, but may also solicit proxies personally and by telephone. Caraco will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses for forwarding solicitation material to beneficial owners of Caraco's common stock.

11.  Q:  When are shareholder proposals for the 2003 Annual Meeting due?

     A: All shareholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to the Chief Executive Officer, Caraco Pharmaceutical Laboratories, 1150 Elijah McCoy Drive, Detroit, Michigan 48202, before December 30, 2002.

         Additionally, under Caraco's bylaws, shareholders of Caraco must provide advance notice to Caraco if they wish to nominate persons for election as directors or propose items of business at an annual meeting of Caraco's shareholders. The shareholder must deliver this notice for next year's annual meeting before December 30, 2002.

                        PROPOSAL ON WHICH YOU ARE VOTING:

ELECTION OF BOARD OF DIRECTORS

Caraco's Board of Directors is divided into three classes with each class of directors elected to a three-year term of office. At each annual meeting of shareholders, shareholders elect one class of directors for a three-year term to succeed the class of directors whose term of office expires at that meeting. This year you are voting on two candidate directors. Based on the recommendation of the Board of Directors, the following individuals, each of whom is a current director, are recommended for re-election: Sailesh T. Desai and David A. Hagelstein. Each of the nominees has consented to his nomination and has agreed to serve as a director of Caraco if elected.

If any director is unable to stand for re-election, Caraco may vote the shares to elect any substitute nominee recommended by the Board of Directors. If the Board of Directors does not recommend any substitute nominees, the number of directors to be elected at the Annual Meeting may be reduced by the number of nominees who are unable to serve.

Caraco's Board of Directors recommends a vote "FOR" these nominees.


                  NOMINEES FOR DIRECTORS' TERMS EXPIRING 2002

                                                   Principal Occupation and Business
                                                    Experience During Past 5 Years                       Director
         Nominees            Age                        and other Directorships                            Since
         --------            ---             --------------------------------------------                  ------
Sailesh T. Desai             47     Mr. Desai has served as a full time director of Sun Pharmaceutical     2000
                                    Industries Ltd., since 1999, responsible for domestic marketing of pharmaceutical formulations. From 1994 to 1998, Mr. Desai was the principal shareholder and Managing Director of Milmet Laboratories
                                    Limited, a manufacturer and marketer of ophthalmic solutions which was organized under the laws of the Commonwealth of India and merged into Sun Pharmaceutical Industries Ltd. in 1998.

David A. Hagelstein          60     Mr. Hagelstein has been engaged in the management of his personal      1995
                                    real estate and business investments for the past thirty years.
                                    Mr. Hagelstein is a consultant to several companies in the pharmaceutical and medical fields. (See "Transactions of
                                    Directors, Executive Officers and Certain Beneficial Holders of
                                    Caraco.")

                    INCUMBENT DIRECTORS' TERMS EXPIRING 2003


                                                   Principal Occupation and Business
                                                    Experience During Past 5 Years                      Director
         Nominees            Age                        and other Directorships                           Since
         --------            ---                ---------------------------------------                   ------
Jitendra N. Doshi            51    Mr. Doshi has been the Chief Operating Officer of Caraco since         2001
                                   June 2001. Mr. Doshi commenced employment with Caraco as its
                                   Senior Vice President - Commercial in April 2001. From September
                                   1999 to April 2001, Mr. Doshi was employed by Sun Pharmaceutical
                                   Industries Ltd. as General Manager - Operations. From 1991 to
                                   1999, Mr. Doshi was Managing Director of Aqua Bearing Ltd., an
                                   auto parts manufacturer organized under the laws of the
                                   Commonwealth of India. (See "Transactions of Directors, Executive
                                   Officers and Certain Beneficial Holders of Caraco.")

Jay F. Joliat                45    Mr. Joliat has served as President, Chief Executive Officer and        1995
                                   Chairman of the Board of Directors of Joliat & Company, a private investment company involved in general securities management, venture capital, real estate and business consulting. Mr. Joliat is also Chairman of the Board, Chief Executive Officer and
                                   Treasurer of a 14-unit restaurant operation called Sign of the
                                   Beefcarver Restaurants, Inc. (See "Transactions of Directors,
                                   Executive Officers and Certain Beneficial Holders of Caraco.")

Dilip S. Shanghvi            46    Mr. Shanghvi has served as Chairman of the Board of Directors of       1997
                                   Caraco since 1997. Mr. Shanghvi is the founder of Sun
                                   Pharmaceutical Industries Ltd., its Managing Director since its inception in 1993, responsible for marketing, research and development and human resource development, and its Chairman since
                                   1999. Mr. Valia is Mr. Shanghvi's brother-in-law.

                    INCUMBENT DIRECTORS' TERMS EXPIRING 2004


                                                   Principal Occupation and Business
                                                    Experience During Past 5 Years                      Director
         Nominees            Age                        and other Directorships                           Since
         --------            ---                ---------------------------------------                  ------
Narendra N. Borkar           61    Mr. Borkar has served as Chief Executive Officer of Caraco (since      1997
                                   August 1997). Mr. Borkar has been a director of Sun Pharmaceutical
                                   Industries Ltd. since 1997. From 1992 until 1997, Mr. Borkar was the head of the pharmaceutical business in India of Ciba Geigy, now Novartis, a Swiss corporation, responsible for the overall performance of the business unit including marketing, finance, technical, medical and development.

Phyllis Harrison-Ross        65    Dr. Harrison-Ross, a physician, has served more than 35 years in       1996
                                   the community mental health profession. Dr. Harrison-Ross presents a remarkably diverse career as a hospital administrator,
                                   researcher, academician, public health consultant, forensic psychiatrist and public educator. Dr. Harrison-Ross trained as an adult and child psychiatrist as well as a pediatrician, and continues to lend her administrative and clinical talents to service the diverse, hard-to-reach and underserved population of
                                   New York in her private practice of Behavioral Medicine and
                                   Telepsychiatry.

Sudhir Valia                 45    Mr. Valia has worked for Sun Pharmaceutical Industries Ltd. as a       1997
                                   full time director responsible for finance, commercial,
                                   operations, projects and quality control. Mr. Valia is a qualified chartered accountant in India. Prior to December 1993, Mr. Valia was a chartered accountant in private practice. Mr. Shanghvi is
                                   Mr. Valia's brother-in-law.

                      COMMITTEES AND MEETINGS OF DIRECTORS

THE BOARD OF DIRECTORS, WHICH MET 6 TIMES IN 2001, HAS FOUR COMMITTEES, AS SET FORTH IN THE FOLLOWING CHART.

CURRENT MEMBERSHIP ROSTER

       NAME                 EXECUTIVE         COMPENSATION             AUDIT                 FINANCE
Narendra N. Borkar              *                                                               X
David A. Hagelstein             X                  *                     X
Phyllis Harrison-Ross                                                    X
Jay F. Joliat                   X                  X                     *                      *
Dilip Shanghvi                  X                  X
Sudhir Valia                                                                                    X

---------------

*Chairman

EXECUTIVE COMMITTEE. This Committee held one meeting in 2001. It exercises, in the intervals between the meetings of the Board of Directors, the powers of the Board of Directors, subject to the Michigan Business Corporation Act, as it relates to the management of the business and affairs of Caraco. The Executive Committee members receive a monthly report from management and is in continual contact with management.

COMPENSATION COMMITTEE. This Committee held two meetings in 2001. It makes recommendations to the Board of Directors relating to the overall compensation arrangements for officers and staff of Caraco. It also interprets Caraco's 1993 Stock Option Plan, as amended, the 1999 Equity Participation Plan, and such other executive and employee stock options as may, from time to time, be designated by the Board of Directors. In doing so, it has the authority to designate officers, directors or key employees eligible to participate, to prescribe the terms of any award of stock options, and to make all other determinations in administering Caraco's Plans.

AUDIT COMMITTEE. This Committee held three meetings in 2001. It recommends to the Board of Directors a firm of certified public accountants to conduct audits of the accounts and affairs of Caraco, reviews accounting objectives and procedures of Caraco and the findings and reports of the independent certified public accountants, and makes such reports and recommendations to the Board of Directors as it deems appropriate (See "Report of the Audit Committee").

FINANCE COMMITTEE. This Committee did not meet in 2001. Its purpose is to review Caraco's financial structure, and make recommendations to the Board of Directors on financial, short and long term investments and business planning matters.

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors (the "Committee") assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of Caraco. The Board of Directors has not adopted a written charter for the Audit Committee.

The Committee received from the independent auditors and reviewed a statement describing all relationships between the auditors and Caraco that might bear on the auditors' independence, as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

The Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

The Committee reviewed and discussed the audited financial statements of Caraco as of and for the year ended December 31, 2001, with management and the independent auditors.

Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that Caraco's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                                                    THE AUDIT COMMITTEE

                                                    Jay F. Joliat (Chairman)
                                                    David A. Hagelstein
                                                    Phyllis Harrison-Ross


                            COMPENSATION OF DIRECTORS

Directors who are employees of Caraco or who are directors and/or employees of Sun Pharmaceutical Industries Ltd. and its affiliates do not receive additional compensation for their service on the Board of Directors and its Committees. Each non-employee director of Caraco receives 1000 shares of common stock of Caraco for each Board of Directors or Committee meeting in which he or she participates. Non-employee directors are also reimbursed for out-of-pocket expenses incurred in connection with attending Board and Committee meetings. In addition, non-employee directors may also be awarded options for their service on the Board of Directors. On September 8, 2001, the Board of Directors granted each of Messrs. Hagelstein and Joliat and Dr. Harrison-Ross non-qualified stock options for 6,000 shares of Caraco's common stock, at an exercise price of $0.68 per share. The options are exercisable at the rate of 20% per year commencing one year from the date of grant and may be exercised until September 8, 2007.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The SEC requires that Caraco provide information about any shareholder who beneficially owns more than 5% of Caraco's common stock. The following table provides the required information, as of April 24, 2002, about the shareholders (who are not officers or directors) known to Caraco to be the beneficial owner of more than 5% of Caraco's common stock. Caraco relied solely on information furnished by its transfer agent, Schedule 13Ds and/or the beneficial owners listed, to provide this information.

         AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP AS OF APRIL 24, 2002

Name and Address of                         Amount and Nature of                Percent
Beneficial Owner                            Beneficial Ownership                of Class

Joliat Enterprises, LLC                       1,943,454(1)                          9.1%
36801 Woodward Avenue
Suite 300
Birmingham, MI 48009

Sun Pharmaceutical Industries, Ltd.          10,105,323(2)                         47.1%
SPARC,
Akota Road, Akota
Vadodara, 390 020 India

C. Arnold Curry                               1,195,447(3)                          5.6%
TTEE C. Arnold Curry Living Trust
17815 Hamilton Road
Detroit, MI 48203

----------------------

(1)  See footnotes 6 and 10 under "Security Ownership of Management and
     Directors."

(2) Sun Pharmaceutical Industries Limited directly owns 7,657,333 shares of common stock of Caraco and beneficially owns 725,333 shares registered in the name of Sun Pharma Advanced Research Centre Pvt. Limited and 1,722,657 shares registered in the name of Sun Pharma Global Inc., affiliates of Sun Pharmaceutical Industries Limited. See footnotes 2 and 10 under "Security Ownership of Management and Directors."

(3) Excludes 430,000 shares of common stock owned by his wife, Cara J. Curry, as to which Mr. Curry disclaims beneficial ownership.

                 SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS

The following table contains information, as of April 24, 2002, about the number of shares of Caraco's common stock beneficially owned by incumbent directors, nominees and the executive officers named in the Summary Compensation Table presented in this Proxy Statement and by all incumbent directors, nominees and executive officers as a group. The number of shares of common stock beneficially owned by each individual includes shares of common stock which the individual can acquire by June 24, 2002, through the exercise of any stock option or other right. Unless indicated otherwise, each individual has sole investment and voting power (or shares those powers with his or her spouse) with respect to the shares of common stock listed in the table.

                                                          Amount and Nature of             Percentage
            Name of Beneficial Owner                      Beneficial Ownership              of Class

Narendra N. Borkar(8)                                             260,100(1)(2)                 1.2%

Sailesh T. Desai(9)                                                     0(2)                     *

Jitendra N. Doshi(8)                                                2,000(3)                     *

David A. Hagelstein(10)                                         2,064,249(4)                    9.4%

Phyllis Harrison-Ross                                              11,200(5)                     *

Jay F. Joliat(10)                                               3,332,034(6)                   14.6%

Robert Kurkiewicz(8)                                               56,013(7)                     *

Dilip S. Shanghvi(9)(10)                                                0(2)                     *

Sudhir Valia(9)                                                         0(2)                     *

All executive officers and directors as a group                 5,725,596(2)                   24.5%
(9 persons)


-----------------------

*    Less than 1.0% of the outstanding shares

(1) Includes stock options that are currently exercisable to purchase 210,000 shares of common stock.

(2) Excludes 10,105,323 shares of common stock owned by Sun Pharmaceutical Industries Ltd. and its affiliates. (See footnote 1 under "Security Ownership of Certain Beneficial Owners" and "Transactions of Directors, Executive Officers and Certain Beneficial Holders of Caraco.") Messrs. Borkar, Desai, Shanghvi and Valia are directors of, and Mr. Shanghvi, together with his associate companies, is also the majority shareholder of, Sun Pharmaceutical Industries Ltd., and, therefore, may be deemed to share investment control over the shares of common stock held by Sun Pharmaceutical Industries Ltd. and its affiliates. Each of Messrs. Borkar, Desai, Shanghvi and Valia disclaims beneficial ownership of the shares of common stock owned by Sun Pharmaceutical Industries Ltd. and its affiliates.

(3) Mr. Jitendra Doshi was elected as a member of the Board of Directors on December 15, 2001.

(4) The shares are held in trust (the "Hagelstein Trust"). Includes stock options that are currently exercisable to purchase 580,158 shares of common stock. Mr. Hagelstein's mailing address is 36801 Woodward Avenue, Suite 313, Birmingham, MI 48009. (See "Transactions of Directors, Executive Officers and Certain Beneficial Holders of Caraco.")

(5) Includes stock options that are currently exercisable to purchase 6,000 shares of common stock.

(6) Includes 1,943,454 shares owned by Joliat Enterprises, LLC, of which Mr. Joliat is managing partner. See "Security Ownership of Certain Beneficial Owners." Also, includes 285,714 Series A Preferred Stock convertible to common stock; and stock options that are currently exercisable to purchase 1,032,666 shares of common stock. Mr. Joliat's mailing address is 36801 Woodward Avenue, Suite 300, Birmingham, MI 48009. (See "Transactions of Directors, Executive Officers and Certain Beneficial Holders of Caraco.")

(7) Includes stock options that are currently exercisable to purchase 54,000 shares of common stock.

(8) The mailing address of each of these holders is 1150 Elijah McCoy Drive, Detroit, Michigan 48202.

(9) The mailing address of Sun Pharmaceutical Industries Ltd., S. Desai, D. Shanghvi and S. Valia is Sun Pharmaceutical Industries Limited, SPARC, Akota Road, Akota, Vadodara - 390 020, India.

(10) Pursuant to a Voting Agreement dated August 1997, Joliat and the Hagelstein Trust have agreed not to dispose of their shares for a period of four years without the consent of Sun Pharmaceutical Industries Ltd., and thereafter for a period of three years, to give Sun Pharmaceutical Industries Ltd. a right of first refusal on the sale of their respective shares. The restriction on disposition of their respective shares for the four-year period terminates in the event of (i) any sale of shares by Sun Pharmaceutical Industries Ltd. to anyone other than an affiliate; (ii) approval by the Board of Directors of Caraco of a merger, consolidation, or sale of substantially all of the assets of Caraco to another entity; or
     (iii) a tender offer for the shares.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that Caraco's directors, executive officers and persons who own more than ten percent of a registered class of Caraco's equity securities file reports of stock ownership and any subsequent changes in stock ownership with the SEC not later than specified deadlines. To Caraco's knowledge, based solely on a review of the copies of such reports furnished to Caraco, all directors, executive officers and persons who own more than ten percent of Caraco's equity securities complied with applicable
Section 16(a) filing requirements, except for Mr. Hagelstein who filed one late report in connection with an acquisition.

            TRANSACTIONS OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN
                          BENEFICIAL HOLDERS OF CARACO

The following discloses transactions during 2001 and 2000 and proposed transactions between Caraco and several of the incumbent directors, director nominees, executive officers and security holders who beneficially hold in excess of five percent of the outstanding shares of Caraco.

On April 1, 2000 Messrs. Hagelstein and Joliat received 416,000 and 960,000 shares of common stock, respectively, in lieu of principal and interest on their outstanding respective promissory notes, based on a value of $1.00 per share.

During 2000 Caraco issued to Sun Pharmaceutical Industries Ltd. 1,088,000 shares of its common stock for two ANDAs.

During 2001 and 2000, Caraco purchased approximately $1,398,000 and $707,000, respectively, of its raw materials from Sun Pharmaceutical Industries Ltd. Management believes that the terms and conditions of its agreements to purchase such raw materials are fair and comparable to those, which could have been obtained from independent parties. Caraco intends to continue to purchase raw materials from Sun Pharmaceutical Industries Limited in 2002.

In December 1999 and part of 2000, Sun Pharmaceutical Industries Ltd. made a $2.0 million secured loan to Caraco at an annual interest rate of 10% which was repaid in May, 2000. During 2001, Sun Pharmaceutical Industries, Ltd. lent Caraco Pharmaceuticals Laboratories, Ltd., an additional $2,450,000. Sun Pharmaceutical Industries, Ltd. reduced the rate of interest on its loans to Caraco from 10% to 8% per annum with an effective date of April 1, 2001. During the first quarter of 2002, Sun Pharmaceutical Industries Limited loaned Caraco an additional $1,400,000 at an annual interest rate of 8%. The loans are secured and are due and payable in October 2003.

In December 2001, the Board extended the exercise date to December 31, 2005 with respect to options for 224,158 and 65,000 shares of Caraco common stock, respectively, previously granted to Messrs. Hagelstein and Joliat. The exercise price of such options of Messrs. Hagelstein and Joliat are $1.50 and $3.50, respectively.

On December 20, 2001, the Board of Directors granted to Jitendra N. Doshi a qualified stock option for 125,000 shares of Caraco's common stock at an exercise price of $1.25 per share. The options are exercisable at the rate of 20% per year commencing one year from the date of grant and may be exercised until December 20, 2007.

                               EXECUTIVE OFFICERS

The following table provides information about Caraco's executive officer who is not a director.

                                                                                                      Executive
                                                                                                       Officer
       Name                  Age                      Five-Year Business Experience                     Since
Robert Kurkiewicz            51         Commenced  employment with Caraco as its Vice President --       1993
                                        Quality  Assurance  in November  1993 and was  promoted to
                                        Sr. Vice President - Technical, October 1998.

                       COMPENSATION OF EXECUTIVE OFFICERS

The following table shows, as to the Chief Executive Officer, and as to the one most highly compensated executive officer whose salary plus bonus exceeded $100,000 during the last fiscal year, information concerning all compensation paid for services to Caraco during the last three fiscal years:

                                Annual Compensation                  Long Term Compensation
                                                                         Awards            Payouts

                                                                               Securities
Name and Principal                               Other Annual    Restricted    Underlying    LTP       All Other
     Position            Year   Salary   Bonus   Compensation   Stock Awards     Options   Payouts    Compensation
                                 ($)      ($)         ($)           ($)            (#)       ($)           ($)

Narendra N. Borkar       2001  120,000     0           0             0              0         0          9,960(1)
Chief Executive Officer  2000  120,000     0           0             0              0         0          9,960(1)
                         1999  120,000     0           0            75(2)     200,000(3)      0          4,560(4)


Robert Kurkiewicz        2001  122,400     0           0             0         10,000(5)      0          4,560(4)
Sr. Vice President       2000  120,000     0           0             0              0         0          4,560(4)
Technical                1999  120,000     0           0            75(2)           0         0          4,560(4)


(1). $5,400.00 was contributed to Mr. Borkar for his retirement account and $380.00 per month was given for car allowance.

(2). 100 shares of restricted stock were awarded by the Board of Directors to all employees during the month of December, 1999 (with a fair market value of $0.75 per share on such date).

(3). A stock option of 200,000 shares was awarded to Mr. Borkar in June, 1999. See "Certain Transactions of Directors, Executive Officers and Certain Beneficial Holders of Caraco."

(4).     $380.00 per month was given for car allowance.

(5).     See "Option Grants in the Last Fiscal Year."

OPTION GRANTS IN LAST FISCAL YEAR

Stock options granted in 2001 to the named executive officers.

       (a)                       (b)                        (c)                     (d)              (e)
       Name              Number of Securities   Individual Grants Percent of   Exercise Price  Expiration Date
                          Underlying Options    Total Options Granted to All     Per Share
                               Granted            Employees in Fiscal Year
Narendra N. Borkar                 0                          --                     --                --

Robert Kurkiewicz               10,000                      3.1%                  $0.80            6-4-07

-----------------

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

The following table sets forth information for the named executive officers with regard to the aggregate stock options exercised during the year ended December 31, 2001, and the stock options held as of December 31, 2001.

       Name            Shares Acquired on     Value     Number of Securities Underlying       Value of Unexercised
                            Exercise        Realized     Unexercised Options at FY-End   In-the-Money Options at FY-End
                                               ($)       (#) Exercisable/Unexercisable              ($) (1)
                                                                                          Exercisable/Unexercisable
Narendra N. Borkar              0               0              170,000/180,000                  $44,100/$29,400

Robert Kurkiewicz               0               0               39,000/36,000                    $8,190/$8,960


-------------

(1) The value is based on the difference between the exercise prices and the closing bid price of Caraco's common stock on December 31, 2001.

EMPLOYMENT AGREEMENTS

NARENDRA N. BORKAR, the Chief Executive Officer of Caraco, entered into an employment agreement dated September 22, 1998. The employment agreement provides Mr. Borkar with a salary at the rate of $120,000 annually, a cash bonus in an amount up to 25% of the base salary contingent upon achievement of corporate objectives, a stock bonus of 50,000 shares of Caraco common stock and a stock option of 150,000 shares, at an exercise price of $.66 per share. The option expires on September 22, 2004 and vests over a five-year period.

The employment agreement is for a term of five years, however, the agreement automatically renews for successive one year periods unless terminated by Caraco or Mr. Borkar upon ninety

(90) days notice. In the event Caraco terminates Mr. Borkar without cause, he will receive base salary payments, his bonus and his benefits for six (6) months from the date of termination. In the event of a change in control of ownership of Caraco and a significant change in Mr. Borkar's duties, then Mr. Borkar may terminate and receive a lump sum amount equal to his base salary for six (6) months. Mr. Borkar would also be entitled to immediate vesting of any stock option which would have been exercised at the close of the year during the change in control.

ROBERT KURKIEWICZ, the Senior Vice President - Technical, entered into a five-year employment agreement on November 22, 1993 which was amended on January 1, 1999 to extend the term until January 1, 2003. The agreement increases Mr. Kurkiewicz' salary to $120,000 per year and provides for a car allowance of $380.00 per month. The agreement is renewable for successive one-year terms. In the event that Caraco terminates the agreement without cause, Mr. Kurkiewicz is entitled to receive monthly base salary payments for six (6) months from the date of termination together with premium benefits for such period. In addition, any stock options that would become available for exercise at the end of the year during which such termination occurred shall immediately vest. The salary for Mr. Robert Kurkiewicz was increased to $124,800 per annum with an effective date of June, 2001.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

The Board of Directors on June 4, 2001 selected Rehmann Robson PC, independent accountants, to audit the financial statements for the year ended December 31, 2001. A representative of Rehmann Robson is expected to be present at the Meeting with the opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions.

AUDIT FEES

Aggregate fees billed for professional services rendered for the audit of Caraco's annual consolidated financial statements for the fiscal year ended December 31, 2001 and the review of financial statements included in the quarterly Form 10-Qs filed with the Securities and Exchange Commission for that fiscal year were: $37,875.

FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTATION FEES

No professional services were rendered by Rehmann Robson for the year ended December 31, 2001, with respect to, directly or indirectly, operating or supervising the operations of Caraco's information systems or managing Caraco's local area network or designing or implementing hardware or software that aggregates source data underlying the financial statements or generates information that is significant to Caraco's financial statements taken as a whole.

ALL OTHER FEES

The aggregate fees billed for services rendered by Rehmann Robson PC for services not covered under the two preceding captions was $5,050. These fees were principally for tax related services, including preparation of corporate tax returns and property taxes.

Caraco's Audit Committee has concluded that the provision of services covered under the caption "All Other Fees" is compatible with Rehmann Robson maintaining its independence. None of the hours expended on Rehmann Robson's engagement to audit the consolidated financial statements for the year ended December 31, 2001 were attributed to work performed by persons other than Rehmann Robson's full time permanent employees.



                                         /s/ NARENDRA N. BORKAR
                                         -----------------------
                                         Narendra N. Borkar
                                         Chief Executive Officer

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE.

                         ANNUAL MEETING OF SHAREHOLDERS
                    CARACO PHARMACEUTICAL LABORATORIES, LTD.


                                  June 3, 2002



              \/ PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED \/

A [X]   PLEASE MARK YOUR
        VOTES AS IN THIS
        EXAMPLE.

              FOR all nominees listed           WITHHOLD
               (except as marked to         AUTHORITY to vote       THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" ALL NOMINEES
                the contrary below)      for all nominees listed    LISTED IN PROPOSAL 1.


1. Election of        [ ]                        [ ]                NOMINEES:              2. To transact such other business as
   Directors                                                          Sailesh T. Desai        may properly come before the Annual
                                                                      David A. Hagelstein     Meeting or any adjournment(s) thereof.
(INSTRUCTIONS: To withhold authority  to vote for any
indiviwrite the nominee's name in the space provided                                          THE SHARES REPRESENTED HEREBY SHALL BE
below.)                                                                                    VOTED AS SPECIFIED. IF NO SPECIFICATION
                                                                                           IS MADE, THE SHARES SHALL BE VOTED "FOR"
                                                                                           ALL NOMINEES LISTED IN PROPOSAL 1. WITH
_____________________________________________________                                      RESPECT TO ANY OTHER MATTERS THAT MAY
                                                                                           PROPERLY COME BEFORE THE MEETING OR ANY
                                                                                           ADJOURNMENT(S) THEREOF, THE SHARE
                                                                                           REPRESENTED HEREBY SHALL BE VOTED AS
                                                                                           DETERMINED BY THE PROXIES.

                                                                                              PLEASE RETURN THIS PROXY PROMPTLY
                                                                                                  IN THE ENCLOSED ENVELOPE.


_____________________________________________________ DATE _________  ___________________________________________ DATE _____________
SIGNATURE OF SHAREHOLDER                                              SIGNATURE(S) OF JOINT OWNER(S)

NOTE:    Please sign exactly as your name(s) is imprinted on this proxy. If your shares are held in a joint account, each joint owner should sign. If you are signing for a corporation or partnership or as agent, attorney, executor, administrator, trustee, guardian or other fiduciary, indicate the capacity in which you are signing.

                                      PROXY
                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                    CARACO PHARMACEUTICAL LABORATORIES, LTD.

     The undersigned shareholder hereby appoints Amit Shah and Robert Kurkiewicz, and each of them, with full power of substitution, as true and lawful attorneys and proxies of the undersigned to represent and vote the shares of Common Stock owned by the undersigned in Caraco Pharmaceutical Laboratories, Ltd. at the Annual Meeting of Shareholders to be held on June 3, 2002 at 10:00 a.m., Eastern Daylight Saving Time, at the Hotel St. Regis, 3071 W. Grand Blvd., Detroit, MI 48202, and at any adjournments thereof, with like effect and as if the undersigned was personally present and voting, upon all business that may properly come before the Meeting, including the business identified (and in the manner indicated) on this proxy and described in the Notice of Meeting and Proxy Statement furnished herewith (the receipt of which is hereby acknowledged).

     The undersigned hereby revokes any proxy or proxies heretofore given by the undersigned to any person or persons with respect to such shares of Common Stock and ratifies any and all actions taken by the above-named proxies hereunder.

     Set forth on the reverse side are the number of shares of Common Stock held of record by the undersigned as of April 24, 2002. You are asked to vote on the business identified on the reverse side.

                  (TO BE SIGNED AND DATED ON THE REVERSE SIDE)